                       DFA INVESTMENT DIMESIONS GROUP INC.

                   Tax-Managed U.S. Marketwide Value Portfolio
                      Tax-Managed U.S. Marketwide Portfolio

                          SUPPLEMENT TO PROSPECTUS AND
                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED AUGUST 1, 2001

Tax-Managed U.S. Marketwide Portfolio

     Effective September 24, 2001, the Tax-Managed U.S. Marketwide Portfolio has
been  renamed  as the  Tax-Managed  U.S.  Equity  Portfolio.  As a  result,  all references in the Prospectus and Statement of Additional Information to: (i) the
"Tax-Managed U.S. Marketwide Portfolio" should be replaced with the "Tax-Managed
U.S. Equity Portfolio;" (ii) the "U.S.  Marketwide Portfolio" should be replaced with the "U.S.  Equity  Portfolio;" and (iii) "The Tax-Managed  U.S.  Marketwide
Series" should be replaced with "The Tax-Managed U.S. Equity Series."

Tax-Managed U.S. Marketwide Value Portfolio
Tax-Managed U.S. Equity Portfolio

     Effective  September 7, 2001, this supplement revises the disclosure in the prospectus  concerning  the  market  capitalization  range  of  companies  whose securities are considered for purchase by the Tax-Managed U.S.  Marketwide Value
Portfolio and Tax-Managed U.S. Equity  Portfolio  (formerly the Tax-Managed U.S.
Marketwide  Portfolio) (together,  the "Portfolios").  The market capitalization range of companies  whose  securities are considered for purchase by the Advisor for the  Portfolios  is expanded to include the  securities  of companies in the lowest 5% of total market capitalization.

Tax-Managed U.S. Equity Portfolio

     (A) As a consequence  of an amendment to the Expense  Waiver and Assumption
Agreement  for  the  Tax-Managed  U.S.  Equity  Portfolio,   which  reduced  the
annualized  expense  level of the  Portfolio  at which the Advisor will begin to waive its  administration  fee and to assume certain  expenses of the Portfolio, the  following  changes are made in the  Prospectus  and Statement of Additional
Information:

     (i) The  disclosure  relating  to the  Tax-Managed  U.S.  Equity  Portfolio contained  in  the  Annual  Fund  Operating  Expenses  table  on  page  6 of the
Prospectus is deleted, and replaced with the following:

                                               Tax-Managed U.S.
                                                    Equity
                                              Portfolio(1)(2)(3)
                                              ------------------
Management Fee                                       0.20%
Other Expenses                                       0.15%
                                                     -----
Total Operating Expenses                             0.35%
Fee Waiver and/or Expense Assumption                 0.10%
                                                     -----
Net Expenses                                         0.25%
                                                     =====

     (ii) Footnote (3) to the Annual Fund Operating  Expenses table on page 6 of the Prospectus is deleted, and
replaced with the following:

     (3)  Pursuant  to an  Expense  Waiver  and  Assumption  Agreement  for  the
Tax-Managed U.S. Equity Portfolio, the Advisor has contractually agreed to waive its  administration  fee and to assume the expenses of the  Portfolio (up to the amount of fees paid to the Advisor based on the  Portfolio's  assets invested in its master fund) to the extent necessary to reduce the Portfolio's expenses when its total  operating  expenses  exceed  0.25% of the  average  net assets of the
Portfolio on an annualized  basis.  At any time that the annualized  expenses of the  Tax-Managed  U.S.  Equity  Portfolio are less than 0.25% of the Portfolio's average net assets on an annualized basis, the Advisor retains the right to seek reimbursement  for any fees  previously  waived  and/or any expenses  previously assumed to the extent  that such  reimbursement  will not cause the  Portfolio's annualized  expenses to exceed 0.25% of its average net assets.  The Tax-Managed
U.S. Equity  Portfolio is not obligated to reimburse the Advisor for fees waived or expenses assumed by the Advisor more than thirty-six months prior to the date of such reimbursement.  The Expense Waiver and Assumption  Agreement will remain in effect for a period of one year from  September  24,  2001 to  September  24,
2002,  and  shall  continue  in  effect  from  year  to year  thereafter  unless terminated by DFA Investment Dimensions Group Inc. or the Advisor.

     (iii)  The  second  line  of the  Example  on page 7 of the  Prospectus  is deleted, and replaced with the following:

                                         1 Year     3 Years   5 Years   10 Years
                                         ------     -------   -------   --------
Tax-Managed U.S. Equity.................    $26       $102       NA        NA

     (iv) The third paragraph under the heading  "Administrative  Services - The
Feeder  Portfolios"  on page 11 of the  Statement of Additional  Information  is deleted, and replaced with the following paragraph:

     Pursuant to an Expense Waiver and Assumption  Agreement for the Tax-Managed
U.S.  Equity  Portfolio,  the  Advisor  has  contractually  agreed  to waive its administration fee and to assume the expenses of the Portfolio (up to the amount of fees paid to the  Advisor  based on the  Portfolio's  assets  invested in its master fund) to the extent necessary to reduce the Portfolio's expenses when its total operating expenses exceed 0.25% of the average net assets of the Portfolio on an  annualized  basis.  At any  time  that  the  annualized  expenses  of the
Tax-Managed  U.S.  Equity  Portfolio  are  less  than  0.25%  of the  respective
Portfolio's  average net assets on an annualized  basis, the Advisor retains the right to seek  reimbursement  for any fees previously waived and/or any expenses previously  assumed to the  extent  that such  reimbursement  will not cause the
Portfolio's  annualized  expenses to exceed 0.25% of its average net assets. The
Tax-Managed  U.S. Equity Portfolio is not obligated to reimburse the Advisor for fees waived or expenses assumed by the Advisor more than thirty-six months prior to the date of such reimbursement.  The Expense Waiver and Assumption  Agreement will  remain in  effect  for a period of one year  from  September  24,  2001 to
September 24, 2002,  and shall  continue in effect from year to year  thereafter unless terminated by the Fund or the Advisor.

     (B) As a result of the renaming of the Tax-Managed  U.S.  Equity  Portfolio and Series,  the sixth  sentence of the second full  paragraph  on page 9 of the
Prospectus has been revised to state "As a non-fundamental  policy, under normal circumstances,  the  Tax-Managed  U.S. Equity Series will invest at least 80% of its net assets in equity securities of U.S. companies."

 The date of this Supplement is September 24, 2001. This Supplement supersedes the Supplement dated September 7, 2001.